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                                  Exhibit 23.1

                   Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 33-48171.



                                        Arthur Andersen LLP


Houston, Texas
January 17, 1995